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                                                                   EXHIBIT 10.25


                               FIRST AMENDMENT TO
                     PLAINS EXPLORATION & PRODUCTION COMPANY
                            2002 STOCK INCENTIVE PLAN

     WHEREAS, Plains Exploration & Production Company (the "Company"), having previously adopted the Plains Exploration & Production Company 2002 Stock Incentive Plan (the "Plan"), and in accord with the powers granted to the board of directors of the Company (the "Board") pursuant to Section 17 of the Plan, does hereby amend the Plan, effective as of October 17, 2002, as follows:

     RESOLVED, Section 8.6 of the Plan is deleted in its entirety and Section
8.7 is renumbered as Section 8.6.

     FURTHER RESOLVED, prior to distribution of any additional copies of the Plan, the Plan document shall be revised to reflect this amendment.

     FURTHER RESOLVED, each of the officers of the Company shall have authority to take such further action as they or any of them may deem necessary to effectuate the foregoing.

     Adopted by the Board on October 17, 2002.